Exhibit 99.1

Modivcare to Report Fourth Quarter and Full Year 2024 Financial Results and Adjourn Special Meeting to Follow Report

February 28, 2025

DENVER--(BUSINESS WIRE)--Modivcare Inc. (“Modivcare” or the “Company”) (Nasdaq: MODV), a technology-enabled healthcare services company that provides a platform of integrated supportive care solutions focused on improving health outcomes, today announced that the Company is scheduled to report financial results for the fourth quarter and full year ended December 31, 2024, on Thursday, March 6, 2025, after the market closes and host a conference call at 5:00 p.m. Eastern Time the same day. The conference call dial-in number for domestic callers is (877) 407-8037, and international callers should dial +1 (201) 689-8037.

Interested parties may also access the live webcast via the Company’s website at: https://investors.modivcare.com/events-presentations/default.aspx.

The webcast can also be accessed here.

A replay of the conference call will be available on the Company’s website approximately one hour after the call concludes.

In addition, the Company intends to convene and then adjourn, without commencing any business, the previously announced special meeting of its stockholders from its currently scheduled date and time on Monday, March 3, 2025, at 10:00 a.m., Mountain Time, to its new date and time on Thursday, March 13, 2025, at 10:00 a.m., Mountain Time to provide for the regularly scheduled reporting and dissemination of the Company’s fourth quarter and full year 2024 financial results prior to the special meeting. The record date for the special meeting has not changed as a result of the adjournment, and Modivcare stockholders of record as of the close of business on January 22, 2025 continue to be entitled to vote at the special meeting. Stockholders who have voted do not need to recast their votes, and proxies and voting instructions previously submitted in respect of the special meeting will be voted at the adjourned meeting unless properly revoked. Stockholders who may want to change their vote or voting instructions may do so by following the instructions for change or revocation provided in the previously disseminated proxy materials for the special meeting.

Important Information for Stockholders and Others

A definitive proxy statement for the special meeting referenced above was filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 3, 2025, and released to the Company’s stockholders for use at such meeting on or about such date. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT COVERING THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. Stockholders may obtain free copies of the definitive proxy statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are also available free of charge on the Company’s website at investors.modivcare.com under the tab “SEC Filings” and under the heading “Financials”.

Cautionary Statement Regarding Forward Looking Statements

Statements contained in this announcement constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified generally by the use of the terms “intended”, “expected”, “will”, and “anticipates”, and similar words or expressions indicating possible future expectations, events or actions. Statements concerning the intentions of the Company concerning the proposed adjournment of the special meeting are forward-looking. Forward-looking statements are based on current expectations, assumptions, estimates and projections about the Company’s intentions, business and its industry, and are not guarantees of future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein. The Company has provided additional information about the risks facing its business and the Company in its most recent annual report on Form 10-K, and in its subsequent periodic and current reports on Forms 10-Q and 8-K, filed by it with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statements were made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the periodic and current reports filed with the SEC identified above, which you should read in their entirety before making an investment decision with respect to the Company’s securities. The Company undertakes no obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise, except as required by applicable law.

About Modivcare

Modivcare Inc. (Nasdaq: MODV) is a technology-enabled healthcare services company that provides a suite of integrated supportive care solutions for public and private payors and their members. Our value-based solutions address the social determinants of health (SDoH), enable greater access to care, reduce costs, and improve outcomes. We are a leading provider of non-emergency medical transportation (NEMT), personal care services (PCS) and remote patient monitoring (RPM). The Company also holds a minority equity investment in CCHN Group Holdings, Inc. (d/b/a Matrix Medical Network), an independent, at scale provider of comprehensive in-home health assessments in the U.S. To learn more about Modivcare, please visit www.modivcare.com.

Media
Media.Inquiry@modivcare.com

Investors
ICR Healthcare
ModivcareIR@icrhealthcare.com